Exhibit 99.3 Delivering a Smoke-Free Future 2019 First-Quarter Results April 18, 2019

Introduction • A glossary of key terms and definitions, including the definition for reduced-risk products, or "RRPs," as well as adjustments, other calculations and reconciliations to the most directly comparable U.S. GAAP measures, are at the end of today’s webcast slides, which are posted on our website • Unless otherwise stated, all references to IQOS are to our IQOS heat-not-burn products 2

Forward-Looking and Cautionary Statements • This presentation and related discussion contain projections of future results and other forward-looking statements. Achievement of future results is subject to risks, uncertainties and inaccurate assumptions. In the event that risks or uncertainties materialize, or underlying assumptions prove inaccurate, actual results could vary materially from those contained in such forward-looking statements. Pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, PMI is identifying important factors that, individually or in the aggregate, could cause actual results and outcomes to differ materially from those contained in any forward-looking statements made by PMI • PMI's business risks include: excise tax increases and discriminatory tax structures; increasing marketing and regulatory restrictions that could reduce our competitiveness, eliminate our ability to communicate with adult consumers, or ban certain of our products; health concerns relating to the use of tobacco products and exposure to environmental tobacco smoke; litigation related to tobacco use; intense competition; the effects of global and individual country economic, regulatory and political developments, natural disasters and conflicts; changes in adult smoker behavior; lost revenues as a result of counterfeiting, contraband and cross-border purchases; governmental investigations; unfavorable currency exchange rates and currency devaluations, and limitations on the ability to repatriate funds; adverse changes in applicable corporate tax laws; adverse changes in the cost and quality of tobacco and other agricultural products and raw materials; and the integrity of its information systems and effectiveness of its data privacy policies. PMI's future profitability may also be adversely affected should it be unsuccessful in its attempts to produce and commercialize reduced-risk products or if regulation or taxation do not differentiate between such products and cigarettes; if it is unable to successfully introduce new products, promote brand equity, enter new markets or improve its margins through increased prices and productivity gains; if it is unable to expand its brand portfolio internally or through acquisitions and the development of strategic business relationships; or if it is unable to attract and retain the best global talent. Future results are also subject to the lower predictability of our reduced-risk product category's performance • PMI is further subject to other risks detailed from time to time in its publicly filed documents, including those described under Item 1A. "Risk Factors" in PMI’s annual report on Form 10-K for the year ended December 31, 2018. PMI cautions that the foregoing list of important factors is not a complete discussion of all potential risks and uncertainties. PMI does not undertake to update any forward- looking statement that it may make from time to time, except in the normal course of its public disclosure obligations 3

Promising Start to 2019 • Positive momentum for our combustible tobacco and smoke-free product portfolios • Strong adjusted financial results, ex-currency • Now reached the important milestone of over 10 million IQOS users globally(a) (a) Total IQOS users. See Glossary for definition Source: PMI Financials or estimates 4

Revising 2019 EPS Guidance • Revising reported diluted EPS guidance to be at least $4.87, at prevailing exchange rates, compared to $5.08 in 2018 • Change vs. previous guidance: ($/share) April 18th March 22nd Change RBH: - Loss on deconsolidation of RBH (0.12) (0.10) (0.02)(a) - Canadian tobacco litigation-related expense (0.09) (0.09) ̶ - Exclusion of anticipated net earnings attributable to RBH(b) (0.28) (0.28) ̶ Asset impairment and exit costs (0.01) ̶ (0.01) Currency (0.14) (0.14) ̶ Total Change (0.03) (a) Revision based on final quarter-end figures (b) From March 22, 2019 (date of deconsolidation) to December 31, 2019 Note: Previous guidance refers to March 22, 2019 press release. "RBH" refers to PMI’s Canadian subsidiary, Rothmans, Benson & Hedges Inc. Source: PMI Financials or estimates 5

2019 EPS Guidance Full-Year ($/share) 2019 Adjusted Forecast 2018 Growth Reported Diluted EPS ≥ $4.87 (a) $5.08 - 2018 Tax items ̶ 0.02 - 2019 Asset impairment and exit costs 0.01 ̶ - 2019 Canadian tobacco litigation-related expense 0.09 0.22 ̶ - 2019 Loss on deconsolidation of RBH 0.12 ̶ Adjusted Diluted EPS $5.09 $5.10 - Net earnings attributable to RBH (0.26)(b) Adjusted Diluted EPS $5.09 $4.84 (c) - Currency (0.14) Adjusted Diluted EPS, excluding currency $5.23 $4.84 (c) ≥ 8.1% (a) Reflects the exclusion of previously anticipated net EPS of approximately $0.28 attributable to RBH from March 22, 2019 through December 31, 2019. The impact relating to the eight-day stub period was not material (b) Net reported diluted EPS attributable to RBH from March 22, 2018 through December 31, 2018 (c) Pro forma Source: PMI Financials or estimates 6

Select 2019 Guidance Assumptions Industry % PMI Total % Total Volume(a) (2.5)-(3.0) Shipment Volume (1.5)-(2.0) % Net ≥5.0 Adjusted Operating ≥100 bps Revenues Income Margin Growth, ex-Currency Growth, ex-Currency Operating ̴ $9.5 Capital ̴ $1.1 Cash Flow(b) Expenditures Billion Billion (a) Excluding China and the U.S. (b) Net cash provided by operating activities. Subject to year-end working capital requirements Note: Industry total volume and PMI total shipment volume reflect cigarettes and HTUs. All metrics presented on a like-for-like basis for the RBH deconsolidation, except for industry total volume Source: PMI Financials or estimates 7

Q1, 2019: Strong Total PMI Shipment Volume Growth (billion units) Ex-Inventory Total Volume Movements 180 +1.1% 175.8 +1.7% 173.8 9.6 HTUs 11.5 +20.2% +34.6% 164.3 Cigarettes 164.3 Stable (0.2)% 140 Q1, 2018 Q1, 2019 Note: Totals may not add due to rounding Source: PMI Financials or estimates 8

Q1, 2019: Strong Adjusted Financial Results Growth vs. PY • Net revenue growth, ex-currency, driven by: (ex-currency) ⎼ Higher HTU shipment volume ⎼ Favorable pricing for combustible tobacco portfolio • Adverse impact to net revenue growth, ex-currency, of: ⎼ Approximately 1.9 points from the challenging comparison vs. Q1, 2018, related to sizeable IQOS device shipments last year in Japan ⎼ Approximately 1.5 points from the shift to highly inflationary accounting in Argentina (effective July 1, 2018) 3.2% Net Adjusted Adjusted Revenues OI Diluted EPS Source: PMI Financials or estimates 9

Q1, 2019: Combustible Tobacco Pricing Intact • Pricing variance of nearly 4%: ⎼ Adversely impacted by a partial excise tax absorption in Turkey and the shift to highly inflationary accounting in Argentina • Underlying fundamentals supporting our strong historical pricing remain intact, notably: ⎼ Broadly rational excise tax environment globally ⎼ Leading cigarette brand portfolio • Recently increased our cigarette prices in markets such as France, Germany, Italy, Mexico and Turkey • Anticipate full-year variance of above 5% Source: PMI Financials or estimates 10

Q1, 2019: Strong Adjusted Financial Results Growth vs. PY • Net revenue growth, ex-currency, driven by: (ex-currency) ⎼ Higher HTU shipment volume ⎼ Favorable pricing for combustible tobacco portfolio • Adverse impact to net revenue growth, ex-currency, of: ⎼ Approximately 1.9 points from the challenging comparison vs. Q1, 2018, related to sizeable IQOS device shipments last year in Japan ⎼ Approximately 1.5 points from the shift to highly inflationary accounting in Argentina (effective July 1, 2018) • 200 bps increase in adjusted OI margin, ex-currency 3.2% 9.1% Net Adjusted Adjusted Revenues OI Diluted EPS Source: PMI Financials or estimates 11

Q1, 2019: Strong Adjusted Financial Results Growth vs. PY • Net revenue growth, ex-currency, driven by: (ex-currency) ⎼ Higher HTU shipment volume ⎼ Favorable pricing for combustible tobacco portfolio • Adverse impact to net revenue growth, ex-currency, of: ⎼ Approximately 1.9 points from the challenging comparison vs. Q1, 2018, related to sizeable IQOS device shipments last year in Japan ⎼ Approximately 1.5 points from the shift to highly inflationary accounting in Argentina (effective July 1, 2018) • 200 bps increase in adjusted OI margin, ex-currency 3.2% 9.1% 15.0% Net Adjusted Adjusted Revenues OI Diluted EPS Source: PMI Financials or estimates 12

Q1, 2019: PMI International Share Growth Total SoM(a) 30% +1.0pp 28.4 27.4 HTUs 2.0 1.5 Cigarette Only(b) SoM: 25.9 Cigarettes 26.4 +0.7pp to 27.1% 20% Q1, 2018 Q1, 2019 (a) Sales volume of PMI cigarettes and HTUs as a percentage of the total industry sales volume for cigarettes and HTUs (b) Sales volume of PMI cigarettes as percentage of the total industry sales volume for cigarettes Note: Excluding China and the U.S. Source: PMI Financials or estimates 13

Q1, 2019: PMI Total Share Growth in Five of Six Regions Variance vs. PY +1.9pp +2.0pp +1.4pp +0.7pp EA&A(b) +0.1pp EU EE ME&A(a) S&SA LA&C (1.3)pp SoM: 38.9% 27.6% 24.1% 23.8% 26.6% 39.0% (a) Includes duty free (b) Excludes China Note: Reflects cigarettes and HTUs Source: PMI Financials or estimates 14

Over 10 Million IQOS Users as of Q1, 2019 (in millions) 10.4 9.6 8.8 8.3 7.6 6.9 5.2 4.1 Total IQOS users(a) 2.9 Estimated users who have stopped smoking 70% 71% 71% 68% 67% 67% 67% 69% 70% and switched to IQOS(a) Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2017 2018 2019 (a) See Glossary for definition Source: PMI Financials or estimates, IQOS user panels and PMI Market Research 15

Japan: IQOS Initiatives Starting to Pay Off (%) IQOS Device Ownership 32.7 33.7 IQOS Past 7-Day Use 28.8 Heated Tobacco Category Offtake Share 29.9 PMI HTU Offtake Share 26.3 22.8 24.3 23.7 18.5 15.6 15.9 17.4 13.3 11.0 6.2 Dec 2016 Dec 2017 Dec 2018 Mar 2019 Note: All numbers reflect a three-month moving average. IQOS device ownership among all adult tobacco users in Japan. Past 7-day use of IQOS among all adult tobacco users in Japan. Heated tobacco category and PMI HTU offtake shares represent select C-Store sales volume for industry HTUs and PMI HTUs, respectively, as a percentage of the total retail sales volume for cigarettes and HTUs in these C-Stores Source: PMI Financials or estimates, IQOS user panels and PMI Market Research 16

Japan: Return to Sequential PMI HTU Share Growth Adjusted SoM(a): 15.5% 16.6% 16.9% 15.8% 15.5% 15.5% 15.2% 13.9% 11.9% 10.0% 7.1% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2017 2018 2019 (a) Excluding the estimated impact of trade inventory movements Source: PMI Financials or estimates 17

Japan: PMI HTUs Drove Category Share Growth in Q1, 2019 22.7% Adjusted Heated Tobacco +1.2pp 21.5% Category SoM(a) 19.9% 16.6% Adjusted (a) 15.7% 15.5% +1.1pp PMI HTU SoM Q1 Q2 Q3 Q4 Q1 2018 2019 (a) Excluding the estimated impact of trade inventory movements Source: PMI Financials or estimates 18

Korea: Stable Adjusted HEETS Share Adjusted SoM(a): 7.8% 7.8% 8.5% 8.0% 7.3% 7.4% 7.3% 5.5% 2.5% 0.2% ̶ Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2017 2018 2019 (a) Excluding the estimated impact of trade inventory movements Source: PMI Financials or estimates 19

EU Region: HEETS Sequential Share Growth Continues 2.1% 1.7% 1.2% 1.0% 0.8% 0.6% 0.3% 0.2% 0.1% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2017 2018 2019 Source: PMI Financials or estimates 20

Russia: Continued Strong HEETS Performance 1.4 1.1 3.1% 0.7 0.5 0.2 0.1 <0.1 0.1 0.1 HEETS IMS Volume 1.8% (billion units) 1.1% 0.8% 0.5% 0.2% 0.1% 0.1% 0.1% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2017 2018 2019 Note: Includes Parliament HeatSticks through Q3, 2018 Source: PMI Financials or estimates 21

Promising Start to 2019 • Fundamentals supporting our strong combustible tobacco portfolio remain intact: ⎼ Stable cigarette shipment volume and growth in cigarette share in Q1, 2019 • Favorable momentum for IQOS across geographies: ⎼ HTU share growth in Q1, 2019 ⎼ Now reached over 10 million IQOS users globally(a) ⎼ Confidence in HTU shipment volume target of 90 to 100 billion units by 2021 • On track to deliver full-year currency-neutral like-for-like growth of: ⎼ ≥5% in net revenues ⎼ ≥8% in adjusted diluted EPS (a) Total IQOS users. See Glossary for definition Source: PMI Financials or estimates 22

Delivering a Smoke-Free Future 2019 First-Quarter Results Questions & Answers Have you downloaded the PMI Investor Relations App yet? iOS Download Android Download The free IR App is available to download at the Apple App Store for iOS devices and at Google Play for Android mobile devices Or go to: www.pmi.com/irapp

Delivering a Smoke-Free Future 2019 First-Quarter Results April 18, 2019

Glossary of Key Terms and Definitions, and Reconciliation of Non-GAAP Measures 25

Glossary: General Terms • "PMI" refers to Philip Morris International Inc. and its subsidiaries • Until March 28, 2008, PMI was a wholly owned subsidiary of Altria Group, Inc. ("Altria"). Since that time the company has been independent and is listed on the New York Stock Exchange (ticker symbol "PM") • "RBH" refers to PMI’s Canadian subsidiary, Rothmans, Benson & Hedges Inc. • The Companies’ Creditors Arrangement Act (CCAA) is a Canadian federal law that permits a Canadian business to restructure its affairs while carrying on its business in the ordinary course • Trademarks are italicized • Comparisons are made to the same prior-year period unless otherwise stated • Unless otherwise stated, references to total industry, total market, PMI shipment volume and PMI market share performance reflect cigarettes and heated tobacco units • References to total international market, defined as worldwide cigarette and heated tobacco unit volume excluding the United States, total industry, total market and market shares are PMI estimates for tax-paid products based on the latest available data from a number of internal and external sources and may, in defined instances, exclude the People's Republic of China and/or PMI's duty free business • "OTP" is defined as "other tobacco products," primarily roll-your-own and make-your-own cigarettes, pipe tobacco, cigars and cigarillos, and does not include reduced-risk products • "Combustible products" is the term PMI uses to refer to cigarettes and OTP, combined • In-market sales, or "IMS," is defined as sales to the retail channel, depending on the market and distribution model • "Total shipment volume" is defined as the combined total of cigarette shipment volume and heated tobacco unit shipment volume 26

Glossary: General Terms (cont.) • "EU" is defined as the European Union Region • "EE" is defined as the Eastern Europe Region • "ME&A" is defined as the Middle East & Africa Region and includes PMI's duty free business • "S&SA" is defined as the South & Southeast Asia Region • "EA&A" is defined as the East Asia & Australia Region • "LA&C" is defined as the Latin America & Canada Region • Following the deconsolidation of PMI's Canadian subsidiary, Rothmans, Benson & Hedges, Inc. (RBH), PMI will continue to report the volume of RBH's brands for which RBH is not the trademark owner. These include HEETS, Next, Philip Morris and Rooftop, which accounted for approximately 40% of RBH's total shipment volume in 2018 • From time to time, PMI’s shipment volumes are subject to the impact of distributor inventory movements, and estimated total industry/market volumes are subject to the impact of inventory movements in various trade channels that include estimated trade inventory movements of PMI’s competitors arising from market-specific factors that significantly distort reported volume disclosures. Such factors may include changes to the manufacturing supply chain, shipment methods, consumer demand, timing of excise tax increases or other influences that may affect the timing of sales to customers. In such instances, in addition to reviewing PMI shipment volumes and certain estimated total industry/market volumes on a reported basis, management reviews these measures on an adjusted basis that excludes the impact of distributor and/or estimated trade inventory movements. Management also believes that disclosing PMI shipment volumes and estimated total industry/market volumes in such circumstances on a basis that excludes the impact of distributor and/or estimated trade inventory movements improves the comparability of performance and trends for these measures over different reporting periods • "SoM" stands for share of market 27

Glossary: Financial Terms • Net revenues related to combustible products refer to the operating revenues generated from the sale of these products, including shipping and handling charges billed to customers, net of sales and promotion incentives, and excise taxes. PMI recognizes revenue when control is transferred to the customer, typically either upon shipment or delivery of goods • Net revenues related to RRPs represent the sale of heated tobacco units, IQOS devices and related accessories, and other nicotine-containing products, primarily e-vapor products, including shipping and handling charges billed to customers, net of sales and promotion incentives, and excise taxes. PMI recognizes revenue when control is transferred to the customer, typically either upon shipment or delivery of goods • "Adjusted Operating Income (OI) Margin" is calculated as adjusted OI, divided by net revenues • Management reviews net revenues, OI, OI margins, operating cash flow and earnings per share, or "EPS," on an adjusted basis, which may exclude the impact of currency and other items such as acquisitions, asset impairment and exit costs, tax items and other special items. For example, PMI’s adjusted diluted EPS and other impacted results reflect the loss on deconsolidation of RBH and the Canadian tobacco litigation-related expense, recorded in the first quarter of 2019. PMI believes that the adjusted measures, including pro forma measures, will provide useful insight into underlying business trends and results, and will provide a more meaningful performance comparison for the period during which RBH remains under CCAA protection. For PMI's 2018 pro forma adjusted diluted EPS by quarter and year-to-date, see Schedule 3 in PMI's first-quarter 2019 earnings release 28

Glossary: Reduced-Risk Products • "Reduced-risk products," or "RRPs," is the term PMI uses to refer to products that present, are likely to present, or have the potential to present less risk of harm to smokers who switch to these products versus continued smoking. PMI has a range of RRPs in various stages of development, scientific assessment and commercialization. Because PMI's RRPs do not burn tobacco, they produce an aerosol that contains far lower quantities of harmful and potentially harmful constituents than found in cigarette smoke • "Aerosol" refers to a gaseous suspension of fine solid particles and/or liquid droplets • "Combustion" is the process of burning a substance in oxygen, producing heat and often light • "Smoke" is a visible suspension of solid particles, liquid droplets and gases in air, emitted when a material burns • "Heated tobacco product," or "HTP," is a manufactured tobacco product that delivers a nicotine containing vapor (aerosol), without combustion of the tobacco mixture • "Heated tobacco units," or "HTUs," is the term PMI uses to refer to heated tobacco consumables, which for PMI include the company's HEETS, HEETS Marlboro and HEETS FROM MARLBORO, defined collectively as HEETS, as well as Marlboro HeatSticks and Parliament HeatSticks • The IQOS heat-not-burn device is a precisely controlled heating device into which a specially designed and proprietary tobacco unit is inserted and heated to generate an aerosol • HTU "offtake volume" represents the estimated retail offtake of HTUs based on a selection of sales channels that vary by market, but notably include retail points of sale and e-commerce platforms • HTU "offtake share" represents the estimated retail offtake volume of HTUs divided by the sum of estimated total offtake volume for cigarettes and HTUs • National market share for HTUs is defined as the total sales volume for HTUs as a percentage of the total estimated sales volume for cigarettes and HTUs 29

Glossary: Reduced-Risk Products (cont.) • "Total IQOS users" means the estimated number of Legal Age (minimum 18-year-old) IQOS users that used PMI HTUs for at least 5% of their daily tobacco consumption over the past seven days • "Converted IQOS Users" means the estimated number of Legal Age (minimum 18-year-old) IQOS users that used PMI HTUs for over 95% of their daily tobacco consumption over the past seven days • "Predominant IQOS Users" means the estimated number of Legal Age (minimum 18-year-old) IQOS users that used PMI HTUs units for between 70% and 95% of their daily tobacco consumption over the past seven days • "Situational IQOS Users" means the estimated number of Legal Age (minimum 18-year-old) IQOS users that used PMI HTUs for between 5% and less than 70% of their daily tobacco consumption over the past seven days • "Abandoned IQOS Users" means the estimated number of Legal Age (minimum 18-year-old) IQOS users that used PMI HTUs for less than 5% of their daily tobacco consumption over the past seven days • New PMI methodology as of 2018 for estimating the number of people who have stopped smoking and made the change to IQOS: for markets where IQOS is the only heated tobacco product, daily individual consumption of PMI HTUs represents the totality of their daily tobacco consumption in the past seven days. For markets where IQOS is one among other heated tobacco products, daily individual consumption of HTUs represents the totality of their daily tobacco consumption in the past seven days, of which at least 70% are PMI HTUs 30

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures Reconciliation of Reported Diluted EPS to Reported Diluted EPS, excluding Currency, and Reconciliation of Reported Diluted EPS to Adjusted Diluted EPS, excluding Currency (Unaudited) Quarters Ended March 31, 2019 2018 % Change Reported Diluted EPS $ 0.87 $ 1.00 (13.0)% Currency (0.06) Reported Diluted EPS, excluding Currency $ 0.93 $ 1.00 (7.0)% Quarters Ended March 31, Year Ended 2019 2018 % Change 2018 Reported Diluted EPS $ 0.87 $ 1.00 (13.0)% $ 5.08 Asset impairment and exit costs 0.01 - - Canadian tobacco litigation-related expense 0.09 - - Loss on deconsolidation of RBH 0.12 - - Tax items - - 0.02 Adjusted Diluted EPS $ 1.09 $ 1.00 9.0% $ 5.10 Currency (0.06) Adjusted Diluted EPS, excluding Currency $ 1.15 $ 1.00 15.0% 31

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures Adjustments of Net Revenues for the Impact of Currency and Acquisitions ($ in millions) / (Unaudited) Net Net Revenues Excluding Net Revenues Quarters Ended Net Excluding Currency Acquisitions excluding Total Currency & Revenues excluding March 31, Revenues Currency Currency & Acquisitions Currency Acquisitions 2019 PMI 2018 % Change $ 2,159 $ (143) $ 2,302 $ - $ 2,302 European Union $ 1,988 8.6% 15.8% 15.8% 579 (64) 643 - 643 Eastern Europe 567 2.1% 13.4% 13.4% 927 (68) 995 - 995 Middle East & Africa 961 (3.5)% 3.5% 3.5% 1,113 (61) 1,174 - 1,174 South & Southeast Asia 1,081 3.0% 8.6% 8.6% 1,321 - 1,321 - 1,321 East Asia & Australia 1,591 (17.0)% (17.0)% (17.0)% 652 (33) 685 - 685 Latin America & Canada 708 (7.9)% (3.2)% (3.2)% $ 6,751 $ (369) $ 7,120 $ - $ 7,120 Total PMI $ 6,896 (2.1)% 3.2% 3.2% 32

# PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
# Reconciliation of Non-GAAP Measures

**Reconciliation of Operating Income to Adjusted Operating Income, excluding Currency and Acquisitions**
($ in millions) / (Unaudited)

| 2019 Operating Income | 2019 Asset Impairment & Exit Costs and Others | 2019 Adjusted Operating Income | 2019 Currency | 2019 Adjusted Operating Income excluding Currency | 2019 Acqui-sitions | 2019 Adjusted Operating Income excluding Currency & Acqui-sitions | Quarters Ended March 31, | 2018 Operating Income | 2018 Asset Impairment & Exit Costs | 2018 Adjusted Operating Income | % Change Total | % Change Excluding Currency | % Change Excluding Currency & Acqui-sitions |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| $ 896 | $ - | $ 896 | $ (74) | $ 970 | $ - | $ 970 | European Union | $ 740 | $ - | $ 740 | 21.1% | 31.1% | 31.1% |
| 129 | - | 129 | (19) | 148 | - | 148 | Eastern Europe | 151 | - | 151 | (14.6)% | (2.0)% | (2.0)% |
| 344 | - | 344 | (26) | 370 | - | 370 | Middle East & Africa | 374 | - | 374 | (8.0)% | (1.1)% | (1.1)% |
| 440 | (20) [(a)] | 460 | (30) | 490 | - | 490 | South & Southeast Asia | 429 | - | 429 | 7.2% | 14.2% | 14.2% |
| 427 | - | 427 | (5) | 432 | - | 432 | East Asia & Australia | 515 | - | 515 | (17.1)% | (16.1)% | (16.1)% |
| (186) | (433) [(b)] | 247 | 10 | 237 | - | 237 | Latin America & Canada | 217 | - | 217 | 13.8% | 9.2% | 9.2% |
| **$ 2,050** | **$ (453)** | **$ 2,503** | **$ (144)** | **$ 2,647** | **$ -** | **$ 2,647** | **Total PMI** | **$ 2,426** | **$ -** | **$ 2,426** | **3.2%** | **9.1%** | **9.1%** |

(a) Represents asset impairment and exit costs
(b) Represents Canadian tobacco litigation-related expense ($194 million) and the loss on deconsolidation of RBH ($239 million)

33

# PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
# Reconciliation of Non-GAAP Measures

**Reconciliation of Adjusted Operating Income Margin, excluding Currency and Acquisitions**
($ in millions) / (Unaudited)

| 2019 Adjusted Operating Income (a) | 2019 Net Revenues | 2019 Adjusted Operating Income Margin | 2019 Adjusted Operating Income excluding Currency (a) | 2019 Net Revenues excluding Currency (b) | 2019 Adjusted Operating Income Margin excluding Currency | 2019 Adjusted Operating Income excluding Currency & Acqui-sitions (a) | 2019 Net Revenues excluding Currency & Acqui-sitions (b) | 2019 Adjusted Operating Income Margin excluding Currency & Acqui-sitions | Quarters Ended March 31, | 2018 Adjusted Operating Income (a) | 2018 Net Revenues | 2018 Adjusted Operating Income Margin | % Points Change Adjusted Operating Income Margin | % Points Change Adjusted Operating Income Margin excluding Currency | % Points Change Adjusted Operating Income Margin excluding Currency & Acqui-sitions |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| $ 896 | $ 2,159 | 41.5% | $ 970 | $ 2,302 | 42.1% | $ 970 | $ 2,302 | 42.1% | European Union | $ 740 | $ 1,988 | 37.2% | 4.3 | 4.9 | 4.9 |
| 129 | 579 | 22.3% | 148 | 643 | 23.0% | 148 | 643 | 23.0% | Eastern Europe | 151 | 567 | 26.6% | (4.3) | (3.6) | (3.6) |
| 344 | 927 | 37.1% | 370 | 995 | 37.2% | 370 | 995 | 37.2% | Middle East & Africa | 374 | 961 | 38.9% | (1.8) | (1.7) | (1.7) |
| 460 | 1,113 | 41.3% | 490 | 1,174 | 41.7% | 490 | 1,174 | 41.7% | South & Southeast Asia | 429 | 1,081 | 39.7% | 1.6 | 2.0 | 2.0 |
| 427 | 1,321 | 32.3% | 432 | 1,321 | 32.7% | 432 | 1,321 | 32.7% | East Asia & Australia | 515 | 1,591 | 32.4% | (0.1) | 0.3 | 0.3 |
| 247 | 652 | 37.9% | 237 | 685 | 34.6% | 237 | 685 | 34.6% | Latin America & Canada | 217 | 708 | 30.6% | 7.3 | 4.0 | 4.0 |
| $ 2,503 | $ 6,751 | 37.1% | $ 2,647 | $ 7,120 | 37.2% | $ 2,647 | $ 7,120 | 37.2% | Total PMI | $ 2,426 | $ 6,896 | 35.2% | 1.9 | 2.0 | 2.0 |

(a) For the calculation of Adjusted Operating Income and Adjusted Operating Income excluding currency and acquisitions refer to previous slide
(b) For the calculation of Net Revenues excluding currency and acquisitions refer to slide 32

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Delivering a Smoke-Free Future 2019 First-Quarter Results April 18, 2019